                         BioSpecifics Technologies Corp.

                          Rodman & Renshaw 10th Annual
                              Healthcare Conference

                                November 12, 2008

Forward Looking Statements

This presentation includes "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities and Exchange Act of
1934, as amended. All statements other than statements of historical facts are
"forward-looking statements" for purposes of these provisions, including any projections of earnings, revenues or other financial items, any statements of the plans and objectives of management for future operations, any statements concerning proposed new products or licensing or collaborative arrangements, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. In some cases, forward-looking statements can be identified by the use of terminology such as
"may," "will," "expects," "plans," "anticipates," estimates," "potential," or
"continue" or the negative thereof or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, there can be no assurance that such expectations or any of the forward-looking statements will prove to be correct, and actual results could differ materially from those projected or assumed in the forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to inherent risks and uncertainties, including but not limited to the risk factors set forth in our Form 10-KSB. All forward-looking statements and reasons that results may differ included in this presentation are made as of the date hereof, and we assume no obligation to update these forward- looking statements or reasons why actual results might differ.

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Highlights

o     BioSpecifics develops and commercializes collagenase-based products for multiple indications

      -     Collagenase is an enzyme that breaks down collagen in diseases of excess

      -     Highly specific

      -     Over 2200 patients treated in clinical trials in various indications

o     Partnered with Auxilium for development of injectable collagenase
      (XIAFLEX(TM))

      -     Low double digit royalties

      -     Mark up on COGS

o     Lead indications for XIAFLEX(TM)

      -     Dupuytren’s Disease - Announced positive top-line Phase 3 results

      -     Peyronie’s Disease - Initiated Phase 2b

      -     Frozen shoulder - Completed Phase 2a

* Trademark of Auxilium  Pharmaceuticals

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Deep Product Pipeline

Indications   Phase 1   Phase 2   Phase 3   Marketing

Dupuytren’s
Disease

Peyronie’s
Disease

Frozen
Shoulder

Lipoma

Cellulite

                                                                               4

Auxilium XIAFLEX(TM) Partnership

o     $8.5 million in payments to date

o     Future milestones for:

      -     Additional indications

      -     Regulatory submissions and approvals in US or EU

      -     Percentage of sub-licensing fees

o     Future low double digit royalties as % of worldwide net sales

      -     Includes sublicensees

      -     Flat rate, no tiering

      -     Additional markup on COGS

o     BioSpecifics free to pursue additional indications if Auxilium declines

                                                                               5

Dupuytren’s Disease

Dupuytren’s Disease

o     Formation of a collagen cord in the palm that contracts and limits range of motion of fingers

      -     May cause dysfunction

o     Surgery only current treatment, but unattractive

      -     Painful

      -     General anesthesia required

      -     Unpredictable results and complications

            o     One month recovery

            o     Recurrence rates of 26-80%

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Dupuytren’s Disease
Collagenase: Restores Normal Motion

                                                                               8

Dupuytren’s Disease
Collagenase: Treatment Advantages

o     No anesthesia required

o     Minimally invasive

o     Office procedure

Pre-treatment

Post-treatment

                                                                               9

Dupuytren’s Disease
Market Size

o     Prevalence in US and Europe: 3-6% of population ~ 13-27 million

o     Patients seeking treatment: 1 million

o     Potential yearly candidates: 240,000

      -     US: 150,000

      -     Europe: 90,000

Source: Auxilium Pharmaceuticals

                                                                              10

Dupuytren’s Disease
Commercial Potential

o     Surgeons highly receptive

      -     Physician surveys show potential use in 76% of surgical candidates

o     Price competitive with surgery (approximately $5,000 in U.S. - equates to
      $1,600 per vial)

Source: Auxilium Pharmaceuticals

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Dupuytren’s Disease
BioSpecifics Phase 3 Study Results

                                   Injectable
                                   Collagenase       Placebo      P - value
Primary Endpoint                   21/23 (91%)       0/12         ‹ .001
o   MP Joint                       12/14 (86%)       0/7          ‹ .001
o   PIP Joint                      9/9 (100%)        0/5          ‹ .001
Secondary Joint                    5/6 (83%)         0/3          .035
Median Time to Success             8 days            N/A
Mean # Injections
for Success                        1.4               N/A

Sources: Auxilium Pharmaceuticals
         Badalamente, M. et al. Journal of Hand Surgery, 2007, 32A: 767-774

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Dupuytren’s Disease
BioSpecifics Phase 3 Study - Other Findings

o     Adverse events

      -     No serious adverse events reported

      -     Adverse events were mild to moderate, mostly local reactions

            o     Resolved within a mean of 3 weeks

      -     No reports of loss of sensation or infections; no skin grafts required

o     87% (54/62) joints achieved clinical success in the study and its open label extension

o     Recurrence rates

      -     3 of 54 joints followed for 1 year (6%)

      -     5 of 27 joints followed for 2 years (18%)

      -     26 - 80% for surgery

Sources: Auxilium  Pharmaceuticals
         Badalamente, M. et al. Journal of Hand Surgery, 2007, 32A: 767-774

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Dupuytren’s Disease
Auxilium’s Phase 3 Top Line Results

o     Overview

      -     Primary endpoint: reduction in contracture to within 0-5(degree) of normal

      -     Primary and secondary endpoints were met with high statistical significance in Phase 3 trials

o     Results

      -     Cord I (306 patients) in 16 US centers;

            o     203 patients received XIAFLEX and 103 received placebo

                  -     64% of XIAFLEX patients met primary endpoint vs. 6.8%
                        for placebo; p‹0.001

      -     Cord II (66 patients) 5 Australian centers

            o     45 patients received XIAFLEX and 21 received placebo

                  -     44% of XIAFLEX patients met primary endpoint vs. 4.8%
                        for placebo; p‹0.001

o     BLA filing expected in early 2009

Source: Auxilium Pharmaceuticals

                                                                              14

Dupuytren’s Disease
Auxilium’s Phase 3 Safety Data

o     Data based on 2000 XIAFLEX injections in approximately 900 patients treated as of end of May 2008

o     6 SAEs (0.30%) reported by Auxilium

      -     3 out of 6 reported in connection with tendon injuries

      -     1 ligament injury

      -     1 Deep Vein Thrombosis

      -     1 Complex Regional Pain Syndrome

Source: Auxilium Pharmaceuticals

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Peyronie’s Disease

Peyronie’s Disease

o     Excess of inelastic collagen causes penis curvature; distorts erection

o     Affects over one million individuals worldwide

o     Sexual dysfunction may result

o     No current effective pharmaceutical therapies

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Peyronie’s Disease -
Current Surgical Treatment

o     Painful

o     General anesthesia required

o     Mixed results

o     Penis shortens

o     Resistance by surgeons and patients

                                                                              18

Peyronie’s Disease
Market Size

o     475,000 patients seeking treatment annually in the US and Europe

o     210,000 potential candidates in the US and Europe annually

o     Market research shows 90% of US based urologists would use collagenase injection to avoid or delay surgery

Source: Auxilium Pharmaceuticals

                                                                              19

Peyronie’s Disease
BioSpecifics Phase 2a Clinical Study

o     Study design

      -     49 patients assigned to placebo or one of the three dosages depending upon disease severity

      -     One treatment

o     Statistically significant reduction of angle of penile curvature

      -     p‹0.007 for 3 pooled arms of study

                                                                              20

Peyronie’s Disease
Open Label Study Results
(Protocol 1030)

o     N=25

o     1st series of 3 injections given over 7-10 days

o     Promising results

      -     52% rated as very much improved or much improved by investigator at
            9 months post 2nd series

      -     61% improvement in VAS question on sex life

      -     52% met criteria for decrease in plaque length p=.0073 (Paired T
            Test)

o     Adverse events include bruising and tear of tunica

o     Results published in January 2008 Journal of Sexual

o     Medicine

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Peyronie’s Disease
Open Label Study Results
(Protocol 1035)

o     Parameters

      -     N=10

      -     1st series of 3 injections administered over one week

      -     2nd and 3rd series administered 6 weeks apart

      -     Baseline deviation angle average 50.2 degrees

o     Promising results

      -     9 month post 1st series 25% or greater reduction in deviation angle achieved in 89% (8/9 patients) of patients who completed the follow up schedule

      -     67% (6/9 patients) rated as very much improved or much improved at 9 month follow-up

Source: Auxilium Pharmaceuticals

                                                                              22

Peyronie’s Disease
Phase 2b Clinical Study

o     Study design

      -     120 patients assigned to 3:1 XIAFLEX(TM) to placebo

      -     1:1 remodeling or none

      -     11 US sites

      -     2 injections weekly every 6 weeks

      -     Max of 6 injections

      -     Validation of methodology for assessment

Source: Auxilium Pharmaceuticals

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Frozen Shoulder

Frozen Shoulder

o     Inflammation and thickening of the shoulder capsule

o     Trauma or unknown causes

o     Affects between 20-50 million worldwide

o     700,000 patients visit doctors annually in U.S.

o     Occurs in patients ages 40-70

o     About 15% patients bilateral

o     Current therapies include manipulation: painful and requires general anesthesia

Source: Auxilium Pharmaceuticals

                                                                              25

Frozen Shoulder
Phase 2 Dose Response Study Results

                          Active elevation change from
                          baseline at the 30-day visit

                                   Mean Degree

    0 kU             2.5 kU                5.0 kU                10 kU
    n=15             n=16                  n=15                  n=14
                     p=0.19                p=0.25                p=0.02

                                      Dose

                                                                              26

Frozen Shoulder
Pre/Post Treatment

Pre-treatment

Post-treatment

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Corporate Summary

Intellectual Property

- Peyronie's and Dupuytren's Diseases have Orphan Drug designation status
  - 7 year exclusivity after commercialization
- 10 year exclusivity in EU anticipated by Auxilium
  - Process patent if issued 2027
- BioSpecifics owns or controls patents covering:
  - Peyronie's Disease
  - Dupuytren's Disease
  - Wound healing
  - Improved debridement
  - Removal of adipose tissue
  - Other patents pending

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Financial Highlights

o     Cash and short term investments at September 30, 2008: $5.1 million

o     Net loss 2007: $4.5 million ($0.86/share)

o     Net loss 9 months 2008: $1.5 million ($0.25/share)

o     Net loss 3Q08: $214,008 ($0.04/share)

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Upcoming Milestones

o     Peyronie’s Disease

      o     Initiate Phase 2b study in 3Q08

o     Dupuytren’s Disease

      o     BLA filing expected in early 2009, potential approval in early 2010

      o     Open label safety data in 1H09

o     European partnership goal for Auxilium

                                                                              31

Highlights

o     BioSpecifics develops and commercializes collagenase-based products for multiple indications

      -     Collagenase is an enzyme that breaks down collagen in diseases of excess

      -     Highly specific

      -     Over 2200 patients treated in clinical trials in various indications

o     Partnered with Auxilium for development of injectable collagenase
      (XIAFLEX(TM))

      -     Low double digit royalties

      -     Mark up on COGS

o     Lead indications for XIAFLEX(TM)

      -     Dupuytren’s Disease - Announced positive top-line Phase 3 results

      -     Peyronie’s Disease - Initiated Phase 2b

      -     Frozen shoulder - Completed Phase 2a

* Trademark of Auxilium  Pharmaceuticals

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BioSpecifics Technologies Corp.